This is filed pursuant to Rule 497(e).
     File Nos.: 2-79807 and 811-03586


                                  Butler Wick
                                  -----------
                                  & CO., INC.
                                  -----------
                                    MEMBER S.I.P.C./N.A.S.D
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              You Can Invest In Advice You Can Invest In Advice You
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                        Subsidiary of Butler Wick Corp.

                    City Centre One o Suite 700 o PO Box 149
                             Youngstown Ohio 44501.

                                Member NASD/SIPC

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                          Alliance Capital Reserves

                          Alliance Government Reserves

                          Alliance Municipal Trust

                             - General Portfolio

                             - Ohio Portfolio

                          PROSPECTUS

                          NOVEMBER 1, 2000

               ---------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

      Purchases

      By Check. Mail or deliver your check payable to "Butler, Wick & Co, Inc." to your Account Executive who will deposit it into the Fund(s). Please indicate your Butler Wick account number on the check.

      By Sweep. Butler Wick has available an automatic "sweep" for the Funds in the operation of brokerage accounts for its customers. Once your account is established, all monies coming into your cash account will be moved into your Fund account daily.

      By Contacting Your Account Executive. Cash that has come into your brokerage account from proceeds of your securities sales or from any other source can be moved into your Fund account by contacting your Account Executive either specifically each time that you know there is a cash balance or by providing standing instructions to your Account Executive to immediately move all such cash to the Funds.

      Redemptions

      By Contacting Your Account Executive. Instruct your Account Executive to order a withdrawal from your Fund account to purchase securities or to make payment with a Butler Wick check either to you or to your designated payee.

      By Checkwriting. With this service, you may write checks made payable to any payee. (Note: a $20 fee will be applied when the brokerage account is overdrawn). First you must fill out the ProSelect Application Form which you can obtain from your Account Executive. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. All check ordering must be handled through Butler Wick. Please contact your Account Executive when additional checks are needed.

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Table Of Contents
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RISK/RETURN SUMMARY .......................................................    2
FEES AND EXPENSES OF THE PORTFOLIOS .......................................    5
OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS .    5
   Investment Objectives And Strategies ...................................    5
   Alliance Capital Reserves ..............................................    5
   Alliance Government Reserves ...........................................    6
   Alliance Municipal Trust ...............................................    6
   Risk Considerations ....................................................    7
MANAGEMENT OF THE PORTFOLIOS ..............................................    8
HOW THE PORTFOLIOS VALUE THEIR SHARES .....................................    8
DIVIDENDS, DISTRIBUTIONS, AND TAXES .......................................    9
DISTRIBUTION ARRANGEMENTS .................................................    9
FINANCIAL HIGHLIGHTS ......................................................   10

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                               RISK/RETURN SUMMARY
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      The following is a summary of certain key information about the Portfolios. You will find additional in formation about the Portfolios, including a detailed description of the risks of an investment in the Portfolios, after this summary.

      Objectives: The investment objectives of each of the Portfolios are--in the following order of priority--safety of principal, liquidity, and maximum current income (exempt from income taxation to the extent described in this Prospectus in the case of each Portfolio of Alliance Municipal Trust) to the extent consistent with the first two objectives.

      The Ohio Portfolio of Alliance Municipal Trust pursues its objectives by investing primarily in municipal securities issued by such state.

      Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Alliance Capital Reserves pursues its objectives by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities. Alliance Government Reserves pursues its objectives by investing in a portfolio of high-quality, U.S. Government (including its agencies and instrumentalities) and other U.S. dollar-denominated money market securities. Each Portfolio of Alliance Municipal Trust pursues its objectives by investing in a portfolio of high-quality municipal securities. The General Portfolio is diversified; the Ohio Portfolio of Alliance Municipal Trust is non-diversified and only offered to residents of Ohio.

      The Portfolios invest primarily in the following money market securities:

      o Alliance Capital Reserves. Obligations of the U.S. Government, its agencies or instrumentalities, obligations of certain banks and savings and loan associations, high-quality securities of corporate issuers, adjustable rate obligations, asset-backed securities and repurchase agreements.

      o Alliance Government Reserves. Obligations of the U.S. Government, its agencies or instrumentalities, adjustable rate obligations and repurchase agreements.

      o Alliance Municipal Trust. High-quality municipal securities including, with respect to the Ohio Portfolio, those issued by Ohio or its political subdivisions.

      Principal Risks: The principal risks of investing in each Portfolio are:

      o Interest Rate Risk. This is the risk that changes in interest rates will adversely affect the yield or value of a Portfolio's investments in debt securities.

      o Credit Risk. This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of a Portfolio's investments will have its credit ratings downgraded.

      In addition, the principal risks of investing in each Portfolio of Alliance Municipal Trust are:

      o Municipal Market Risk. This is the risk that special factors, such as political or legislative changes and local and business developments, may adversely affect the yield or value of a Portfolio's investment. Because the Portfolios, except for the General Portfolio, invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences.

      o Diversification Risk. The Ohio Portfolio may invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on this Portfolio.

      Another important thing for you to note:

      An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

      For each Portfolio, the performance table shows the Portfolio's average annual total returns and the bar chart shows the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

      o the Portfolio's average annual total returns for 1, 5, and 10 years (or over the life of the Portfolio if less than 10 years old); and

      o changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if less than 10 years old).

      A Portfolio's past performance does not necessarily indicate how it will perform in the future.

      You may obtain current seven-day yield information for any Portfolio by calling (800) 221-9513 or your Account Executive.

ALLIANCE CAPITAL RESERVES (ACR)

                                PERFORMANCE TABLE

                         1 Year      5 Years    10 Years
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                          4.40%       4.72%      4.60%
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                                    BAR CHART
   [The following table was depicted as a bar chart in the printed material.]

                   Calendar Year End
                            90                    7.70%
                            91                    5.62%
                            92                    3.34%
                            93                    2.46%
                            94                    3.33%
                            95                    5.14%
                            96                    4.58%
                            97                    4.77%
                            98                    4.71%
                            99                    4.40%

      Through 9/30/00, the year to date unannualized return for the Portfolio was 4.11%. During the period shown in the bar chart, the highest return for a quarter was 1.89% (quarter ending March 31, 1990) and the lowest return for a quarter was 0.60% (quarter ending September 30, 1993).

ALLIANCE GOVERNMENT RESERVES (AGR)

                                PERFORMANCE TABLE

                        1 Year      5 Years    10 Years
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                         4.26%       4.61%      4.47%
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                                    BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

                    Calendar Year End
                            90                    7.50%
                            91                    5.39%
                            92                    3.21%
                            93                    2.36%
                            94                    3.27%
                            95                    5.02%
                            96                    4.48%
                            97                    4.67%
                            98                    4.60%
                            99                    4.26%

      Through 9/30/00, the year to date unannualized return for the Portfolio was 4.01%. During the period shown in the bar chart, the highest return for a quarter was 1.85% (quarter ending June 30, 1990) and the lowest return for a quarter was 0.57% (quarter ending September 30, 1993).

ALLIANCE MUNICIPAL TRUST

General Portfolio (AMT-GEN)

                                PERFORMANCE TABLE

                        1 Year      5 Year     10 Year
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                         2.44%       2.77%      2.98%
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                                    BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

                    Calendar Year End
                            90                    5.32%
                            91                    4.01%
                            92                    2.66%
                            93                    1.83%
                            94                    2.17%
                            95                    3.11%
                            96                    2.76%
                            97                    2.90%
                            98                    2.67%
                            99                    2.44%

      Through 9/30/00, the year to date unannualized return for the Portfolio was 2.41%. During the period shown in the bar chart, the highest return for a quarter was 1.34% (quarter ending March 31, 1990) and the lowest return for a quarter was 0.40% (quarter ending March 31, 1994).

      There is no performance table or bar chart for the Ohio (AMT-OH) Portfolio because it has not completed a full calendar year of operations.

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                       FEES AND EXPENSES OF THE PORTFOLIOS
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This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Transaction Fees (fees paid directly from your investment)--None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          ACR        AGR     AMT-GEN     AMT-OH
                                        ======     ======    =======     ======
Management Fees ....................      .46%       .46%       .50%       .50%
Distribution (12b-1) Fees ..........      .25%       .25%       .25%       .25%
Other Expenses* ....................      .29%       .32%       .25%       .79%
                                         ----       ----       ----       ----
Total Portfolio Operating Expenses*      1.00%      1.03%      1.00%      1.54%
Waiver and/or Expense Reimbursement*     (.00)%     (.03)%     (.00)%     (.54)%
                                         ----       ----       ----       ----
Net Expenses .......................     1.00%      1.00%      1.00%      1.00%

EXAMPLES*

      The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                         ACR        AGR     AMT-GEN      AMT-OH
                                       ======     ======    =======      ======
1 Year..............................   $  102     $  102     $  102      $  102
3 Years.............................   $  318     $  318     $  318      $  433
5 years.............................   $  552     $  552     $  552          --
10 Years............................   $1,225     $1,225     $1,225          --

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* Reflects Alliance's contractual waiver (which continues from year to year unless changed by vote of a Portfolio's shareholders) of a portion of its advisory fee and/or reimbursement of a portion of a Portfolio's operating expenses so that the Portfolio's expense ratio does not exceed 1.00%. "Other Expenses" are based on estimated amounts for the current fiscal year with respect to AMT-OH.

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    OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS
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      This section of the Prospectus provides a more complete description of the investment objectives, principal strategies and risks of the Portfolios.

      Please note:

      o Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in each Portfolio's Statement of Additional Information or SAI.

      o There can be no assurance that any Portfolio will achieve its investment objectives.

      o Except as noted, the Portfolios' investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote.

Investment Objectives and Strategies

      The investment objectives of each Portfolio are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income (exempt from income taxation to the extent described in this Prospectus with respect to each Portfolio of Alliance Municipal Trust).

      As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of each Portfolio's investments. Under that Rule, each Portfolio's investments must each have a remaining maturity of no more than 397 days which is a fundamental policy for each Portfolio except the Ohio Portfolio. In addition, each Portfolio must maintain an average weighted maturity that does not exceed 90 days.

Alliance Capital Reserves

ACR's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

      o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and have total assets of more than $1 billion, or (ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of more than $1 billion (or, if not rated, determined by Alliance to be of comparable quality);

      o high-quality commercial paper (or, if not rated, determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

      o adjustable rate obligations;

      o asset-backed securities;

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

      o repurchase agreements that are fully collateralized.

      ACR does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances, and interest bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.

Alliance Government Reserves

      AGR's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, and bonds;

      o adjustable rate obligations; and

      o repurchase agreements that are fully collateralized.

      AGR may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities.

Alliance Municipal Trust

      Each Portfolio pursues its objectives by investing in high-quality municipal securities and normally will invest not less than 80% of its total assets, as a matter of fundamental policy, in these securities. Although the Portfolios may invest up to 20% of their total assets in taxable money market securities, substantially all of each Portfolio's income normally will be tax-exempt. AMT-OH may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of that state are not available for investment. To the extent of its investments in other states' municipal securities, the Ohio Portfolio's income will be exempt only from Federal income tax, not state personal income or other state tax.

      Each Portfolio may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT").

      General Portfolio. AMT-GEN seeks maximum current income exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

      Ohio Portfolio. AMT-OH seeks maximum current income exempt from Federal and Ohio personal income taxes by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by the State of Ohio or its political subdivisions. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale).

      Municipal Securities. The Portfolios' investments in municipal securities may include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

      Each Portfolio may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied.

      These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

      Each Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but each Portfolio does not expect its investment in stand-by commitments to comprise a significant portion of its investments. AMT-GEN may commit up to 15% of its net assets to the purchase of when-issued securities. There is no such limit with respect to the Ohio Portfolio.

      Taxable Money Market Securities. The Portfolios' investments of up to 20% of its total assets in taxable money market securities may include obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

      Temporary Defensive Position. For temporary defensive purposes when financial, economic, or market conditions warrant, each Portfolio may invest any amount of its assets in taxable money market securities. When the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objectives.

Risk Considerations

      The Portfolios' principal risks are interest rate risk, credit risk and, with respect to each Portfolio of Alliance Municipal Trust, municipal market risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.

      With respect to each Portfolio of Alliance Municipal Trust, the quality and liquidity of a Portfolio's investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. Alliance continuously monitors the credit quality of third parties; however, changes in the credit quality of one of these financial institutions could cause a Fund's investments backed by that institution to lose value and affect the Portfolio's share price.

      Each Portfolio of Alliance Municipal Trust is subject to municipal market risk. Municipal market risk is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Ohio Portfolio may invest a large portion of its assets in such state's municipal securities, it is more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

      The Portfolios' (except for AGR) investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign entities are subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation, or confiscatory taxation, political changes, or diplomatic developments that could adversely affect a Portfolio's investments.

      The Portfolios may invest up to 10% of their net assets in illiquid securities including (with respect to ACR, AGR and AMT-OH) illiquid restricted securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advan-tageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

      The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

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                          MANAGEMENT OF THE PORTFOLIOS
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      The Portfolios' investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2000 totaling more than $388 billion (of which more than $185 billion represented assets of investment companies). As of June 30, 2000, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 29 of the nation's FORTUNE 100 companies), for public employee retirement funds in 33 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 122 separate investment portfolios, currently have more than 6.1 million shareholder accounts.

      Under its Advisory Agreement with the Portfolios, Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the following Portfolios paid Alliance, for the fiscal year ended June 30, 2000, as a percentage of average daily net assets:

                                                        Fee as a percentage of
Portfolio                                              average daily net assets*
================================================================================
Alliance Capital Reserves                                        .46%
Alliance Government Reserves                                     .43%
Alliance Municipal Trust
  General Portfolio                                              .50%

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* Fees are stated net of waivers and/or reimbursements for Alliance Government Reserves. See the "Annual Portfolio Operating Expenses" table at the beginning of the Prospectus for more information about fee waivers.

      Each Portfolio, including the Ohio Portfolio (which was not in existence during the fiscal year ended June 30, 2000), pays Alliance a fee at an annualized rate of .50 of 1% of the first $1.25 billion of the average daily net value of its net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily value of its net assets in excess of $3 billion.

      Pursuant to the Advisory Agreement, unless changed by a vote of the Fund's shareholders, the Adviser will reimburse each Portfolio to the extent that the Portfolio's aggregate operating expenses exceed 1% of its average daily net assets for any fiscal year.

      Alliance makes significant payments from its own resources, which may include the management fees paid by the Portfolios, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of the Portfolio's shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

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                      HOW THE PORTFOLIOS VALUE THEIR SHARES
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      Each of the Portfolio's net asset value, or NAV, which is the price at which shares of the Portfolios are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed).

      To calculate NAV, a Portfolio's assets are valued and totaled, liabilities subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Other

      Each Portfolio has two transaction times each Portfolio business day, 12:00 Noon and 4:00 p.m., Eastern time. Investments receive the full dividend for a day if Federal funds or bank wire monies are received by State Street Bank before 4:00 p.m., Eastern time, on that day.

      Redemption proceeds are normally wired the same business day if a redemption request is received prior to 12:00 p.m., Eastern time. Redemption proceeds are wired or mailed the same day or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

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                       DIVIDENDS, DISTRIBUTIONS, AND TAXES
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      Each Portfolio's net income is calculated at 4:00 p.m., Eastern time, each business day and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. Each Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. A Portfolio's dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income.

      Each year shortly after December 31, the Portfolios will send you tax information stating the amount and type of all of their distributions for the year.

Alliance Capital Reserves and Alliance Government Reserves

      For Federal income tax purposes, any capital gains distributions may be taxable to you as capital gains. Each Portfolio's distributions may be subject to certain state and local taxes.

Alliance Municipal Trust

      Distributions to you out of tax-exempt interest income earned by each Portfolio of Alliance Municipal Trust are not subject to Federal income tax (other than the AMT), but, in the case of the General Portfolio, may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific tax preference item for purposes of the Federal individual and corporate AMT.

      Each investor should consult his or her own tax advisor to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

      For the Ohio Portfolio, distributions out of income earned from U.S. Government securities will be exempt from state personal income or other state taxes described below.

      Ohio Portfolio. Distributions to residents of Ohio out of income earned by AMT-OH from income and capital gains will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Portfolio shares will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

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                            DISTRIBUTION ARRANGEMENTS
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      The Portfolios have adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and service fees in connection with the distribution of their shares. The Portfolios pay these fees in the amount of 0.25% as a percent of aggregate average daily net assets. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

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                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand a Portfolio's financial performance for the past five years (or, if shorter, for the period of the Portfolio's operations.) No information is provided for AMT-OH because it was not established until after June 30, 2000. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent accountants, for the fiscal year ended June 30, 2000 and by other independent accountants for years prior to June 30, 2000. The report of PricewaterhouseCoopers LLP, along with the Portfolios' financial statements, appears in the Portfolios' Annual Report, which is available upon request.

                              Alliance Capital Reserves
                      ===========================================================
                                         Year Ended June 30
                      ===========================================================
                                          2000          1999         1998        1997        1996
                                        =======       =======       ======      ======      ======
Net asset value, beginning of period ....$  1.00       $  1.00       $ 1.00      $ 1.00      $ 1.00
                                         -------       -------       ------      ------      ------
Income from Investment Operations
Net investment income ......................049          .043         .047        .045        .047
                                         -------       -------       ------      ------      ------
Less: Dividends
Dividends from net investment income .....(.049)        (.043)       (.047)      (.045)      (.047)
                                         -------       -------       ------      ------      ------
Net asset value, end of period ..........$  1.00       $  1.00       $ 1.00      $ 1.00      $ 1.00
                                         =======       =======       ======      ======      ======
Total Return
Total investment return based
on net asset value (a)                     4.97%         4.40%        4.83%       4.63%       4.82%
Ratios/Supplemental Data
Net assets, end of period (in millions) .$10,182       $10,278       $8,015      $5,733      $4,804
Ratio to average net assets of:
   Expenses, net of waivers
   and reimbursements .....                1.00%          .99%        1.00%       1.00%       1.00%
   Expenses, before waivers
   and reimbursements .....                1.00%          .99%        1.00%       1.00%       1.00%
   Net investment income ..................4.88%         4.29%        4.71%       4.53%       4.69%

                              Alliance Government Reserves
                      ===========================================================
                                         Year Ended June 30
                      ===========================================================
                                          2000          1999         1998        1997        1996
                                         ======        ======       ======      ======      ======
Net asset value, beginning of period .....$ 1.00        $ 1.00       $ 1.00      $ 1.00      $ 1.00
                                          ------        ------       ------      ------      ------
Income from Investment Operations
Net investment income ....................047(b)       .042(b)      .046(b)     .044        .046(b)
                                          ------        ------       ------      ------      ------
Less: Dividends
Dividends from net investment income .....(.047)        (.042)       (.046)      (.044)      (.046)
                                          ------        ------       ------      ------      ------
Net asset value, end of period ...........$ 1.00        $ 1.00       $ 1.00      $ 1.00      $ 1.00
                                          ======        ======       ======      ======      ======
Total Return
Total investment return based
   on net asset value (a)                  4.82%         4.27%        4.74%       4.53%       4.72%
Ratios/Supplemental Data
Net assets, end of period (in millions) ..$5,867        $5,583       $4,909      $3,762      $3,205
Ratio to average net assets of:
   Expenses, net of waivers
   and reimbursements .....                1.00%         1.00%        1.00%       1.00%       1.00%
   Expenses, before waivers
   and reimbursements .....                1.03%         1.02%        1.01%       1.00%       1.01%
   Net investment income ...............4.74%(b)      4.18%(b)     4.63%(b)    4.44%       4.60%(b)

--------------------------------------------------------------------------------

(a) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(b)   Net of expenses reimbursed or waived by Alliance.

                            Alliance Municipal Trust--General Portfolio
                   ========================================================
                                      Year Ended June 30
                   ========================================================
                                             2000         1999         1998         1997       1996
                                           ======       ======       ======       ======     ======
Net asset value, beginning of period ......$ 1.00       $ 1.00       $ 1.00       $ 1.00     $ 1.00
                                           ------       ------       ------       ------     ------
Income from Investment Operations
Net investment income ........................029         .024         .028         .028       .029
                                           ------       ------       ------       ------     ------
Less: Dividends
Dividends from net investment income ......(.029)       (.024)       (.028)       (.028)     (.029)
                                           ------       ------       ------       ------     ------
Net asset value, end of period ........... $ 1.00       $ 1.00       $ 1.00       $ 1.00     $ 1.00
                                           ======       ======       ======       ======     ======
Total Return
Total investment return based
   on net asset value (a)                   2.89%        2.42%        2.85%        2.81%      2.93%
Ratios/Supplemental Data
Net assets, end of period
  (in millions) ............              $1,209       $1,168       $1,196       $  980     $1,148
Ratio to average net assets of:
   Expenses, net of waivers
and reimbursements .....                    1.00%        1.00%         .98%         .94%       .95%
   Expenses, before waivers
and reimbursements .....                    1.00%        1.00%         .98%         .94%       .95%
   Net investment income (b) ...............2.87%        2.38%        2.81%        2.76%      2.90%

--------------------------------------------------------------------------------

(a) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(b)   Net of expenses reimbursed or waived by Alliance.

For more information about the Portfolios, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to share holders contain additional information on the Portfolios' investments.

o Statement of Additional Information (SAI)

The Portfolios have SAIs, which contain more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

You may request free copies of current annual/semi-annual reports or SAIs, or make inquires concerning the Portfolios, by contacting your Account Executive, or by contacting Alliance:

By mail:           c/o Alliance Fund Services, Inc.
                   P.O. Box 1520
                   Secaucus, New Jersey 07096

By phone:          For Information and Literature:
                   (800) 824-1916

Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at (202) 942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102.

On the Internet:   www.sec.gov

12 File Nos. 811-2835 (ACR); 811-2888 (AGR); 811-3586 (AMT)